04122016 V1 - SEE VOTING GUIDELINES ON REVERSE - RESOLUTIONS - MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES 1. Election of Directors FOR WITHHOLD a) Gordon G. Pratt b) Scott D. Wollney c) Jordan M. Kupinsky d) Larry G. Swets, Jr. e) John T. Fitzgerald 2. Ratification of Appointment of Auditors FOR AGAINST ABSTAIN Ratification of appointment of BDO USA, LLP as Auditors of the Corporation for the ensuing year. 3. Approval of Executive Compensation FOR AGAINST ABSTAIN Approval of the Advisory Resolution on Executive Compensation. Atlas Financial Holdings, Inc. (“Corporation”) FORM OF PROXY (“PROXY”) Annual General Meeting Monday, May 16, 2016 at 1 PM (Central Time) 150 Northwest Point Blvd, 1st Floor Conference Room, Elk Grove Village, Illinois 60007 (“Meeting”) The undersigned hereby appoints Scott D. Wollney, President and Chief Executive Officer of the Corporation, and Paul A. Romano, Vice President and Chief Financial Officer (“Management Nominees”), or instead of any of them, the following Appointee as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below. Please print appointee name RECORD DATE: March 28, 2016 CONTROL NUMBER: SEQUENCE #: FILING DEADLINE FOR PROXY: May 12, 2016 at 5 PM (Central Time) VOTING METHODS INTERNET Go to www.voteproxyonline.com and enter the 12 digit control number above FACSIMILE (416) 595-9593 MAIL or HAND DELIVERY TMX EQUITY TRANSFER SERVICES INC.* 200 University Avenue, Suite 300, Toronto, Ontario, M5H 4H1 Signature of Registered owner(s) Date (MM/DD/YYYY) This proxy revokes and supersedes all earlier dated proxies and MUST BE SIGNED. PLEASE PRINT NAME

04122016 V1 Proxy Voting - Guidelines and Conditions 1. THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION. 2. THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CIRCULAR PRIOR TO VOTING. 3. If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations to vote “for” each Resolution. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose. 4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting, such other matters which may properly come before the Meeting or any adjournment or postponement thereof. 5. Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a security holder of the Corporation. 6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its being mailed to the security holders of the Corporation. 7. To be valid, this proxy must be filed using one of the Voting Methods and before the Filing Deadline for Proxy, noted on the other side of the page or in the case of any adjournment or postponement of the Meeting, not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy. 8. If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory’s power to sign the proxy. Investor inSite TMX Equity Transfer Services Inc.* offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions. To register, please visit www.tmxequitytransferservices.com/investorinsite Click on, “Register Online Now” and complete the registration form. Call us toll free at 1-866-393-4891 with any questions. *TMX Equity Transfer Services Inc. is operating the transfer agency and corporate trust business in the name of Equity Financial Trust Company for a transitional period. TMXEquityTransferServices.com VANCOUVER CALGARY TORONTO MONTRÉAL